UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP/Midstream Investment Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Jarvis V. Hollingsworth, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2019

Date of reporting period: May 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP/Midstream Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2019 is attached below.

MLP/Midstream Investment Company

KYN Semi-Annual Report

May 31, 2019

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP/Midstream Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Kayne Anderson MLP/Midstream Investment Company’s (the “Company” or “KYN”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company or your financial intermediary electronically by calling the Company at 1-877-657-3863 or contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling the Company at 1-877-657-3863 or contacting your financial intermediary. Your election to receive reports in paper will apply to all funds managed by KA Fund Advisors, LLC or held with your financial intermediary.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

July 24, 2019

Dear Stockholders:

Performance Highlights

KYN has continued to perform well during fiscal 2019. For the six months ended May 31, 2019, the Company generated a 6.0% Net Asset Value Return. The Company’s Net Asset Value Return for the first six months of fiscal 2019 compares to total returns for the Alerian MLP Index (AMZ) and Alerian US Midstream Index (AMUS) of 3.3% and 5.3%, respectively.

KYN’s Net Asset Value Return for the second quarter of fiscal 2019 was 0.9%, which was in-line with the AMZ’s performance and slightly better than the performance of the AMUS for the quarter (total returns of 0.9% and 0.7%, respectively).

KYN’s Net Asset Value Return is equal to the change in net asset value per share plus cash distributions paid during the period assuming reinvestment through our dividend reinvestment program.

The main drivers of KYN’s absolute performance during the quarter were as follows:

	Top 5 Contributors to Performance			Bottom 5 Contributors to Performance

	Name	Total Return		Name	Total Return
1.	Buckeye Partners, L.P.	31.8%	1.	Western Midstream Partners, LP	(11.1)%
2.	Shell Midstream Partners, L.P.	20.0%	2.	Energy Transfer LP	(5.2)%
3.	Enterprise Products Partners L.P.	2.4%	3.	MPLX LP	(5.8)%
4.	TC Energy Corporation	10.2%	4.	BP Midstream Partners LP	(9.1)%
5.	Crestwood Equity Partners LP	13.9%	5.	Targa Resources Corp.	(2.3)%

Market Update

First quarter results for the midstream sector were very strong with several large diversified midstream companies (Enterprise, Energy Transfer, Magellan and Plains) beating consensus estimates by at least 10%. Overall, we are optimistic that 2019 should be another year of solid financial results for most midstream companies. Domestic production continues to increase and additional infrastructure assets are needed to enhance connectivity to the gulf coast as well as facilitate additional exports to international markets. We believe KYN’s portfolio is well positioned to benefit from these trends.

The last few months have been very active on the M&A front for the energy industry. Anadarko Petroleum (APC) agreed to be acquired by Occidental Petroleum in May. This agreement came after APC announced a transaction with Chevron in April, and is one of the largest M&A deals in the energy sector’s history ($57 billion). We believe this deal highlights the value of U.S. shale assets, and APC’s position in the Permian Basin in particular.

Turning to M&A in the midstream industry, the most noteworthy transaction was announced in early May when Buckeye Partners (BPL) entered into an agreement to be acquired by IFM Global Infrastructure Fund. Investors will receive $41.50 in cash when the transaction closes later this year. With a deal size of $10 billion, this will be the largest “take-private” transaction in the midstream industry in over 10 years. The purchase price represents a 27.5% premium to the stock price prior to announcement and approximately 11 times expected cash flow. We believe this transaction bolsters our argument that midstream valuations appear attractive. With a position size of over $200 million at KYN, BPL’s stock price reaction to this deal was a significant contributor to the Company’s performance this quarter.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

LETTER TO STOCKHOLDERS

In the midstream industry, there was one other noteworthy transaction announced during the second quarter of fiscal 2019. In early May, MPLX agreed to acquire Andeavor Logistics (ANDX). This simplification transaction was widely expected and the transaction terms were in-line with our estimates. It is worth noting that public investors (including KYN) received a higher premium on their ANDX common units than Marathon Petroleum (the general partner of both MPLX and ANDX) did on its ANDX common units. We are pleased Marathon Petroleum agreed to receive a lower price on its ANDX units — transaction structures like this are a step in the right direction as the industry rebuilds trust with investors. While the wave of simplification transactions is largely complete, we believe a handful of MLPs will address their ownership structures and/or incentive distribution rights at some point in the near future.

As mentioned last quarter, we believe the most impactful trend for the sector at this time is the push by investors for companies to focus on capital efficiency and shareholder returns. This message continues to be emphasized to management teams in all areas of the energy industry. We expect this to be a key area of focus on second quarter earnings calls. The midstream sector — which has materially improved its financial footing over the last three years — is well positioned to generate meaningful amounts of free cash flow as new projects are placed in-service and capital spending abates. We are advocating for disciplined capital spending with management teams, and paying very close attention to companies stated plans to return capital to investors. It is not yet clear how companies will balance competing demands from different investors in the “distribution growth vs. share buybacks” debate. We believe distribution growth is the better alternative for the sector’s long-term investors, like KYN. However, it is reasonably clear that companies are going to be more conservative growing distributions in the future given the conflicting messages they are hearing from investors on the topic.

Again, we invite you to visit our website at www.kaynefunds.com for more information about the Company. We also encourage investors to listen to our podcasts posted within the “Insights” page on our website for our most current outlook regarding the Company’s performance, key industry trends and the midstream sector. We appreciate your investment in the Company and look forward to providing future updates.

KA Fund Advisors, LLC

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

May 31, 2019	November 30, 2018

Top 10 Holdings by Issuer

		Percent of Long-Term Investments as of
Holding	Category	May 31, 2019	November 30, 2018

1. Enterprise Products Partners L.P.	Midstream MLP	13.6%	13.3%

2. Energy Transfer LP	Midstream MLP	9.9	10.6

3. The Williams Companies, Inc.	Midstream Company	8.4	8.1

4. ONEOK, Inc.	Midstream Company	7.5	8.8

5. MPLX LP(1)	Midstream MLP	6.6	7.3

6. Western Midstream Partners, LP	Midstream MLP	5.5	5.7

7. Buckeye Partners, L.P.(2)	Midstream MLP	5.4	5.0

8. Plains All American Pipeline, L.P.(3)	Midstream MLP	5.4	5.7

9. Magellan Midstream Partners, L.P.	Midstream MLP	5.0	3.7

10. Targa Resources Corp.	Midstream Company	4.2	5.0

(1)

Includes our ownership of MPLX LP common and preferred units. On May 8, 2019, MPLX LP (“MPLX”) and Andeavor Logistics LP (“ANDX”) announced that they entered into an agreement whereby MPLX will acquire ANDX in a unit-for-unit transaction. On a combined basis, our holdings in MPLX and ANDX were 7.5% of long-term investments as of May 31, 2019, and our holdings in MPLX and ANDX were 8.3% of long-term investments as of November 30, 2018.

(2)

On May 10, 2019, Buckeye Partners, L.P. announced it had entered into a definitive agreement to be acquired by IFM Global Infrastructure Fund in an all-cash transaction. The transaction is expected to close in the fourth quarter of 2019.

(3)

Does not include our ownership of Plains AAP, L.P. (“PAGP-AAP”), which is an affiliate. On a combined basis, our holdings in Plains All American Pipeline L.P. (“PAA”) and PAGP-AAP were 6.4% of long-term investments as of May 31, 2019 and, our holdings in PAA, Plains GP Holdings, L.P. (“PAGP”) and PAGP-AAP were 6.8% of long-term investments as of November 30, 2018.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP/Midstream Investment Company (“KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). Throughout this report we will refer to “Midstream Companies”, which we consider to be companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes.

As of May 31, 2019, we had total assets of $3.5 billion, net assets applicable to our common stockholders of $2.1 billion (net asset value of $16.51 per share), and 126.3 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs and other Midstream Energy Companies, but we also may invest in debt securities of MLPs and other Midstream Energy Companies. As of May 31, 2019, we held $3.5 billion in equity investments and no debt investments.

Results of Operations — For the Three Months Ended May 31, 2019

Investment Income.    Investment income totaled $13.4 million for the quarter. We received $62.9 million of dividends and distributions, of which $47.3 million was treated as return of capital and $2.2 million was treated as distributions in excess of cost basis. Return of capital was increased by $7.8 million and distributions in excess of cost basis were decreased by $3.9 million due to 2018 tax reporting information that we received in fiscal 2019.

Operating Expenses.    Operating expenses totaled $23.5 million, including $12.0 million of net investment management fees, $7.4 million of interest expense, $3.2 million of preferred stock distributions and $0.9 million of other operating expenses. Interest expense includes $0.5 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.2 million of non-cash amortization.

Net Investment Loss.    Our net investment loss totaled $7.5 million and included a current tax expense of $1.2 million and a deferred tax benefit of $3.8 million.

Net Realized Gains.    We had net realized gains from our investments of $21.4 million, consisting of realized gains from long term investments of $27.7 million, a current tax benefit of $2.6 million and a deferred tax expense of $8.9 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $1.3 million. The net change consisted of a $1.5 million increase in unrealized gains on investments and a deferred tax expense of $0.2 million.

Net Increase in Net Assets Resulting from Operations.    We had a net increase in net assets resulting from operations of $15.2 million. This increase was comprised of a net investment loss of $7.5 million, net realized gains of $21.4 million and a net increase in unrealized gains of $1.3 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2019
Distributions and Other Income from Investments
Dividends and Distributions	$62.9
Expenses
Net Investment Management Fee	(12.0)
Other Expenses	(0.9)
Interest Expense	(7.0)
Preferred Stock Distributions	(3.0)
Income Tax Benefit, net(1)	2.6

Net Distributable Income (NDI)	$42.6

Weighted Shares Outstanding	126.3

NDI per Weighted Share Outstanding	$0.337

Adjusted NDI per Weighted Share Outstanding(2)(3)	$0.329

Distributions per Common Share(4)	$0.360

(1)

The income tax benefit for the quarter includes a $0.9 million increase attributable to a change made to our return of capital estimate for 2018 (the “Return of Capital Adjustment”) as a result of tax reporting information related to fiscal 2018 received during fiscal 2019.

(2)	Adjusted NDI excludes the distribution from SemGroup Corporation attributable to the first quarter of fiscal 2019 ($0.3 million), which had an ex-dividend date of March 1st.

(3)

For purposes of calculating Adjusted NDI, the income tax benefit related to our Return of Capital Adjustment has been allocated equally to each quarter in 2019 ($0.9 million adjustment in aggregate; $0.2 million quarterly adjustment).

(4)	Monthly distribution of $0.12 per common share paid, or to be paid, June 28, 2019, July 31, 2019 and August 30, 2019.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock. The Company has provided guidance on the expected distribution level for 2019 (monthly distribution rate of $0.12 per common share). The Company plans to reassess its distribution level each December and provide guidance for the following twelve months. In determining this amount, management and the Board of Directors gives a significant amount of consideration to the NDI the portfolio is expected to generate during the twelve month guidance period.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At May 31, 2019, we had total leverage outstanding of $1,083 million, which represented 31% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25%-30% of our total assets. Total leverage was comprised of $626 million of Notes, $80 million of borrowings outstanding under our unsecured revolving credit Facility (the “Credit Facility”), $60 million outstanding under our unsecured term loan (the “Term Loan”) and $317 million of MRP Shares. At May 31, 2019, we had $2 million of cash and cash equivalents. As of July 24, 2019, we had total leverage outstanding of $1,118 million, which represented 31% of total assets. As of this date, we had $115 million of borrowings outstanding under our Credit Facility, $60 million of borrowings outstanding under our Term Loan and we had $1 million of cash and cash equivalents.

Our Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $300 million. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our $60 million Term Loan matures on August 11, 2021. The interest rate on $30 million of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30 million is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed.

At May 31, 2019, we had $626 million of Notes outstanding that mature between 2019 and 2025 and we had $317 million of MRP Shares outstanding that are subject to mandatory redemption between 2020 and 2022. On April 3, 2019, we redeemed the $15 million Series Z Notes (originally scheduled to mature on May 3, 2019) at par, with cash on hand. On April 16, 2019, we repaid the $75 million Series DD Notes with a combination of cash on hand and borrowings under our Credit Facility. We have $30 million of Series II Notes that mature on July 30, 2019 which we expect to repay with borrowings under our Credit Facility.

At May 31, 2019, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 414% for debt and 293% for total leverage (debt plus preferred stock). As of July 24, 2019, our asset coverage ratios were 412% for debt and 295% for total leverage. Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of May 31, 2019, our total leverage consisted 90% of fixed rate obligations and 10% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.67%.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 166.8%
Equity Investments(1) — 166.8%
United States — 160.5%
Midstream MLP(2) — 116.4%
Andeavor Logistics LP(3)	919	$32,059
BP Midstream Partners LP	4,315	62,913
Buckeye Partners, L.P.(4)	4,614	188,048
Cheniere Energy Partners, L.P.	1,552	64,785
Crestwood Equity Partners LP	1,387	49,284
DCP Midstream, LP	2,577	78,386
Energy Transfer LP	25,132	345,307
Enterprise Products Partners L.P.	16,922	471,958
EQM Midstream Partners, LP	695	29,956
EQM Midstream Partners, LP — Convertible Preferred Units(5)(6)(7)(8)	1,025	54,593
Global Partners LP	1,350	26,845
Hess Midstream Partners LP	123	2,368
Magellan Midstream Partners, L.P.	2,809	172,725
MPLX LP(3)	4,793	146,568
MPLX LP — Convertible Preferred Units(3)(5)(6)(9)	2,255	81,622
Phillips 66 Partners LP	1,458	69,967
Plains All American Pipeline, L.P.(10)	8,261	186,774
Plains GP Holdings, L.P. — Plains AAP, L.P.(6)(10)(11)	1,622	36,679
Shell Midstream Partners, L.P.	6,474	136,138
Western Midstream Partners, LP	6,496	189,619

		2,426,594

Midstream Company — 43.2%
Antero Midstream Corporation	1,645	20,098
EnLink Midstream, LLC	5,621	58,348
Kinder Morgan, Inc.	1,681	33,532
ONEOK, Inc.	4,120	262,090
Rattler Midstream LP(8)	407	7,625
Tallgrass Energy, LP	3,307	78,672
Targa Resources Corp.	3,844	147,829
The Williams Companies, Inc.	11,120	293,352

		901,546

Shipping MLP — 0.9%
GasLog Partners LP	441	9,318
KNOT Offshore Partners LP	540	10,174

		19,492

Total United States (Cost — $2,772,814)		3,347,632

Canada — 6.3%
Midstream Companies — 6.3%
Enbridge Inc.	1,362	50,201
Pembina Pipeline Corporation	826	29,463
TC Energy Corporation(12)	1,057	51,455

Total Canada (Cost — $123,892)		131,119

Total Long-Term Investments (Cost — $2,896,706)		3,478,751

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Short-Term Investment — Money Market Fund — Less then 0.1%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 2.25%(13) (Cost — $612)	612	$612

Total Investments — 166.8% (Cost — $2,897,318)		3,479,363

Debt		(766,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(317,000)
Deferred Income Tax Liability		(300,710)
Income Tax Receivable		8,303
Other Liabilities in Excess of Other Assets		(18,196)

Net Assets Applicable to Common Stockholders		$2,085,760

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes affiliates of master limited partnerships.

(3)

On May 8, 2019, MPLX LP (“MPLX”) and Andeavor Logistics LP (“ANDX”) announced that they entered into an agreement whereby MPLX will acquire ANDX in a unit-for-unit transaction. The transaction is expected to close in the third quarter of 2019.

(4)

On May 10, 2019, Buckeye Partners, L.P. announced it had entered a definitive agreement to be acquired by IFM Global Infrastructure Fund in an all-cash transaction. The transaction is expected to close in the fourth quarter of 2019.

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of May 31, 2019, the aggregate value of restricted securities held by the Company was $172,894 (5.0% of total assets), which included $36,679 of Level 2 securities and $136,215 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On April 10, 2019, the Company purchased, in a private placement, Series A Convertible Preferred Units (“EQM Convertible Preferred Units”) from EQM Midstream Partners, LP (“EQM”). The EQM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $1.04 per unit (subject to an upward adjustment after five years). The EQM Convertible Preferred Units have a one-year lock-up through April 10, 2020. Holders of the EQM Convertible Preferred Units may convert on a one-for-one basis to EQM common units any time after April 10, 2021.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. The MPLX Convertible Preferred Units pay a quarterly distribution at the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis.

(10)	The Company believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2019

(amounts in 000’s)

(UNAUDITED)

(11)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2019, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(12)	On May 3, 2019, TransCanada Corporation changed its name to TC Energy Corporation.

(13)	The rate indicated is the yield as of May 31, 2019.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2019

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS

Investments at fair value:

Non-affiliated (Cost — $2,780,610)	$3,255,298

Affiliated (Cost — $116,096)	223,453

Short-term investments (Cost — $612)	612

Cash	2,000

Deposits with brokers	230

Dividends and distributions receivable	737

Income tax receivable	8,303

Deferred credit facilities offering costs and other assets	1,033

Total Assets	3,491,666

LIABILITIES

Investment management fee payable	11,995

Accrued directors’ fees	167

Accrued expenses and other liabilities	13,267

Deferred income tax liability	300,710

Credit facility	80,000

Term loan	60,000

Unamortized term loan issuance costs	(266)

Notes	626,000

Unamortized notes issuance costs	(1,791)

Mandatory redeemable preferred stock, $25.00 liquidation value per share (12,680,000 shares issued and outstanding)	317,000

Unamortized mandatory redeemable preferred stock issuance costs	(1,176)

Total Liabilities	1,405,906

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,085,760

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF

Common stock, $0.001 par value (126,337,114 shares issued and outstanding, 187,320,000 shares authorized)	$126

Paid-in capital	2,160,558

Total distributable earnings (loss)	(74,924)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,085,760

NET ASSET VALUE PER COMMON SHARE	$16.51

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2019	For the Six Months Ended May 31, 2019
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$59,294	$118,360
Affiliated investments	3,558	6,523
Money market mutual funds	82	159

Total dividends and distributions (after foreign taxes withheld of $254 and $395, respectively)	62,934	125,042
Return of capital	(47,372)	(92,874)
Distributions in excess of cost basis	(2,205)	(7,979)

Total Investment Income	13,357	24,189

Expenses
Investment management fees — before fee waiver	12,048	23,830
Administration fees	218	443
Directors’ fees	161	334
Professional fees	184	320
Reports to stockholders	78	168
Custodian fees	51	94
Insurance	45	89
Other expenses	139	291

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	12,924	25,569
Investment management fee waiver	(53)	(105)
Interest expense including amortization of offering costs	7,393	14,796
Distributions on mandatory redeemable preferred stock including amortization of offering costs	3,214	6,423

Total Expenses — before taxes	23,478	46,683

Net Investment Loss — Before Taxes	(10,121)	(22,494)
Current income tax (expense)	(1,155)	(2,443)
Deferred income tax benefit	3,766	7,737

Net Investment Loss	(7,510)	(17,200)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	26,546	84,485
Investments — affiliated	1,140	10,691
Current income tax benefit	2,593	10,010
Deferred income tax (expense)	(8,832)	(31,701)

Net Realized Gains	21,447	73,485

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	7,151	81,804
Investments — affiliated	(5,621)	(8,946)
Foreign currency translations	(9)	(2)
Deferred income tax (expense)	(271)	(16,604)

Net Change in Unrealized Gains	1,250	56,252

Net Realized and Unrealized Gains	22,697	129,737

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$15,187	$112,537

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30, 2018
OPERATIONS
Net investment loss, net of tax(1)	$(17,200)		$(53,145)
Net realized gains, net of tax	73,485		168,570
Net change in unrealized gains, net of tax	56,252		113,374

Net Increase in Net Assets Resulting from Operations	112,537		228,799

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(72,682	)(2)	(212,192	)(3)
Distributions — return of capital	(22,051	)(2)	—	(3)

Dividends and Distributions to Common Stockholders	(94,733)		(212,192)

CAPITAL STOCK TRANSACTIONS
Issuance of 10,384,958 shares of common stock in connection with the merger of Kayne Anderson Energy Development Company	—		207,925
Offering expenses associated with the issuance of common stock in merger	—		(603	)(4)
Issuance of 134,160 and 940,916 shares of common stock from reinvestment of dividends and distributions	1,687		16,167

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	1,687		223,489

Total Increase in Net Assets Applicable to Common Stockholders	19,491		240,096

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,066,269		1,826,173

End of period	$2,085,760		$2,066,269

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. Distributions in the amount of $6,038 paid to holders of MRP Shares during the six months ended May 31, 2019 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ substantially from the preliminary estimates. Distributions in the amount of $11,513 paid to holders of MRP Shares for the fiscal year ended November 30, 2018 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)

The characterization of the distributions paid to common stockholders for the six months ended May 31, 2019 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ substantially from the preliminary estimates.

(3)

Distributions paid to common stockholders for the fiscal year ended November 30, 2018 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2019

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$112,537
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	92,874
Distributions in excess of cost basis	7,979
Net realized gains	(95,176)
Net change in unrealized gains (excluding foreign currency translations)	(72,858)
Purchase of long-term investments	(443,766)
Proceeds from sale of long-term investments	497,711
Proceeds from sale of short-term investments, net	1,102
Decrease in deposits with brokers	22
Decrease in receivable for securities sold	12,888
Increase in dividends and distributions receivable	(218)
Increase in income tax receivable	(8,303)
Amortization of deferred debt offering costs	925
Amortization of mandatory redeemable preferred stock offering costs	385
Decrease in other assets	522
Decrease in payable for securities purchased	(1,254)
Decrease in investment management fee payable	(697)
Decrease in accrued directors’ fees	(21)
Decrease in accrued expenses and other liabilities	(1,321)
Decrease in current income tax liability	(764)
Increase in deferred income tax liability	40,568

Net Cash Provided by Operating Activities	143,135

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facilities	41,000
Costs associated with renewal of credit facility	(1,089)
Redemption of notes	(90,000)
Cash distributions paid to common stockholders	(93,046)

Net Cash Used in Financing Activities	(143,135)

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of the reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,687.

During the six months ended May 31, 2019, interest paid related to debt obligations was $14,976 and income tax paid was $1,500 (net of refunds).

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2019 (Unaudited)		For the Fiscal Year Ended November 30,
			2018		2017	2016
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.37		$15.90		$19.18	$19.20
Net investment income (loss)(2)	(0.14)		(0.45)		(0.45)	(0.61)
Net realized and unrealized gain (loss)	1.03		2.74		(0.92)	2.80

Total income (loss) from operations	0.89		2.29		(1.37)	2.19

Dividends and distributions — auction rate preferred(2)(3)	—		—		—	—

Common dividends(3)	(0.58)		(1.80)		(0.53)	—
Common distributions — return of capital(3)	(0.17)		—		(1.37)	(2.20)

Total dividends and distributions — common	(0.75)		(1.80)		(1.90)	(2.20)

Offering expenses associated with the issuance of common stock	—		(0.01	)(4)	—	—
Effect of issuance of common stock	—		—		—	—
Effect of shares issued in reinvestment of distributions	—		(0.01)		(0.01)	(0.01)

Total capital stock transactions	—		(0.02)		(0.01)	(0.01)

Net asset value, end of period	$16.51		$16.37		$15.90	$19.18

Market value per share of common stock, end of period	$14.86		$15.85		$15.32	$19.72

Total investment return based on common stock market value(5)	(1.4	)%(6)	14.8%		(13.8)%	24.1%
Total investment return based on net asset value(7)	6.0	%(6)	14.2%		(8.0)%	14.6%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,085,760		$2,066,269		$1,826,173	$2,180,781
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.3%		2.5%	2.5%
Other expenses	0.2		0.2		0.1	0.2

Subtotal	2.5		2.5		2.6	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.0		1.9		2.0	2.8
Income tax expense(9)	1.6	(6)	—		—	7.9

Total expenses	6.1%		4.4%		4.6%	13.4%

Ratio of net investment income (loss) to average net assets(2)	(1.7)%		(2.5)%		(2.4)%	(3.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	5.4	%(6)	10.8%		(7.5)%	12.5%
Portfolio turnover rate	12.9	%(6)	25.8%		17.6%	14.5%
Average net assets	$2,082,091		$2,127,407		$2,128,965	$2,031,206
Notes outstanding, end of period(10)	$626,000		$716,000		$747,000	$767,000
Borrowings under credit facilities, end of period(10)	$80,000		$39,000		$—	$43,000
Term loan outstanding, end of period(10)	$60,000		$60,000		$—	$—
Auction rate preferred stock, end of period(10)	$—		$—		$—	$—
Mandatory redeemable preferred stock, end of period(10)	$317,000		$317,000		$292,000	$300,000
Average shares of common stock outstanding	126,315,000		118,725,060		114,292,056	112,967,480
Asset coverage of total debt(11)	413.7%		392.4%		383.6%	406.3%
Asset coverage of total leverage (debt and preferred stock)(12)	292.6%		282.5%		275.8%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$6.19		$6.52		$7.03	$7.06

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2015	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$36.71	$34.30	$28.51	$27.01
Net investment income (loss)(2)	(0.53)	(0.76)	(0.73)	(0.71)
Net realized and unrealized gain (loss)	(14.39)	5.64	8.72	4.27

Total income (loss) from operations	(14.92)	4.88	7.99	3.56

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(2.15)	(2.28)	(1.54)	(1.54)
Common distributions — return of capital(3)	(0.48)	(0.25)	(0.75)	(0.55)

Total dividends and distributions — common	(2.63)	(2.53)	(2.29)	(2.09)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	0.03	0.06	0.09	0.02
Effect of shares issued in reinvestment of distributions	0.01	—	—	0.01

Total capital stock transactions	0.04	0.06	0.09	0.03

Net asset value, end of period	$19.20	$36.71	$34.30	$28.51

Market value per share of common stock, end of period	$18.23	$38.14	$37.23	$31.13

Total investment return based on common stock market value(5)	(47.7)%	9.9%	28.2%	19.3%
Total investment return based on net asset value(7)	(42.8)%	14.8%	29.0%	13.4%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,141,602	$4,026,822	$3,443,916	$2,520,821
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.6%	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.1	0.2

Subtotal	2.7	2.5	2.5	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.4	1.8	2.1	2.4
Income tax expense(9)	—	8.3	14.4	7.2

Total expenses	5.1%	12.6%	19.0%	12.2%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.3)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(51.7)%	13.2%	24.3%	11.6%
Portfolio turnover rate	17.1%	17.6%	21.2%	20.4%
Average net assets	$3,195,445	$3,967,458	$3,027,563	$2,346,249
Notes outstanding, end of period(10)	$1,031,000	$1,435,000	$1,175,000	$890,000
Borrowings under credit facilities, end of period(10)	$—	$51,000	$69,000	$19,000
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Auction rate preferred stock, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$464,000	$524,000	$449,000	$374,000
Average shares of common stock outstanding	110,809,350	107,305,514	94,658,194	82,809,687
Asset coverage of total debt(11)	352.7%	406.2%	412.9%	418.5%
Asset coverage of total leverage (debt and preferred stock)(12)	243.3%	300.3%	303.4%	296.5%
Average amount of borrowings per share of common stock during the period(1)	$11.95	$13.23	$11.70	$10.80

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2011	2010	2009
Per Share of Common Stock(1)
Net asset value, beginning of period	$26.67	$20.13	$14.74
Net investment income (loss)(2)	(0.69)	(0.44)	(0.33)
Net realized and unrealized gain (loss)	2.91	8.72	7.50

Total income (loss) from operations	2.22	8.28	7.17

Dividends and distributions — auction rate preferred(2)(3)	—	—	(0.01)

Common dividends(3)	(1.26)	(0.84)	—
Common distributions — return of capital(3)	(0.72)	(1.08)	(1.94)

Total dividends and distributions — common	(1.98)	(1.92)	(1.94)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.09	0.16	0.12
Effect of shares issued in reinvestment of distributions	0.01	0.02	0.05

Total capital stock transactions	0.10	0.18	0.17

Net asset value, end of period	$27.01	$26.67	$20.13

Market value per share of common stock, end of period	$28.03	$28.49	$24.43

Total investment return based on common stock market value(5)	5.6%	26.0%	103.0%
Total investment return based on net asset value(7)	8.7%	43.2%	51.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,029,603	$1,825,891	$1,038,277
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.1%	2.1%
Other expenses	0.2	0.2	0.4

Subtotal	2.6	2.3	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.3	1.9	2.5
Income tax expense(9)	4.8	20.5	25.4

Total expenses	9.7%	24.7%	30.4%

Ratio of net investment income (loss) to average net assets(2)	(2.5)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	7.7%	34.6%	43.2%
Portfolio turnover rate	22.3%	18.7%	28.9%
Average net assets	$1,971,469	$1,432,266	$774,999
Notes outstanding, end of period(10)	$775,000	$620,000	$370,000
Borrowings under credit facilities, end of period(10)	$—	$—	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Auction rate preferred stock, end of period(10)	$—	$—	$75,000
Mandatory redeemable preferred stock, end of period(10)	$260,000	$160,000	$—
Average shares of common stock outstanding	72,661,162	60,762,952	46,894,632
Asset coverage of total debt(11)	395.4%	420.3%	400.9%
Asset coverage of total leverage (debt and preferred stock)(12)	296.1%	334.1%	333.3%
Average amount of borrowings per share of common stock during the period(1)	$10.09	$7.70	$6.79

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distributions paid for the six months ended May 31, 2019 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ substantially from the preliminary estimates. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)

For the fiscal year ended November 30, 2018, the Company reported an income tax benefit of $175,827 (8.3% of average net assets), primarily related to the reduction in deferred tax liabilities as a result of 2017 tax reform. For the fiscal years ended November 30, 2017, November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $86,746 (4.1% of average net assets), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). In this report, the term “Midstream Companies” refers to companies that own and operate midstream assets and are not treated as partnerships for federal income tax purposes. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED in exchange for an equal net asset value of newly issued KYN common stock. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2019, the Company held 6.5% of its net assets applicable to common stockholders (3.9% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at May 31, 2019 was $136,215. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments in MLPs and other Midstream Energy Companies generally are comprised of income and return of capital. Payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Company estimates the return of capital portion of dividends received from other Midstream Energy Companies based on information provided by each investment. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three and six months ended May 31, 2019, the Company estimated $47,372 and $92,874, respectively, of return of capital and $2,205 and $7,979, respectively, of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended May 31, 2019	For the Six Months Ended May 31, 2019
Distributions from investments	$42,551	$83,708
Dividends from investments	18,434	33,750

Total dividends and distributions (before foreign taxes withheld of $254 and $395, respectively, and excluding distributions in excess of cost basis)	$60,985	$117,458

Distributions — % return of capital	93%	91%
Dividends — % return of capital	43%	50%
Total dividends and distributions — % return of capital	78%	79%

Return of capital — attributable to net realized gains (losses)	$4,654	$6,983
Return of capital — attributable to net change in unrealized gains (losses)	42,718	85,891

Total return of capital	$47,372	$92,874

For the six months ended May 31, 2019, the Company estimated the return of capital portion of dividends and distributions received to be $85,103 (72%). During the second quarter of fiscal 2019, the Company increased its return of capital estimate for the year by $7,771 due to 2018 tax reporting information received by the Company in fiscal 2019. As a result, the return of capital percentage for the six months ended May 31, 2019 was

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

79%. In addition, for the six months ended May 31, 2019, the Company estimated the cash distributions received that were in excess of cost basis to be $11,920. Distributions in excess of cost basis for the six months ended May 31, 2019 were decreased by $3,941 due to 2018 tax reporting information received by the Company in fiscal 2019.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the six months ended May 31, 2019, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

Dividend income received by the Company from sources within Canada is subject to a 15% foreign withholding tax.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2014 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

M.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

N.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

O.  Regulation S-X Amendments — On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Company has adopted the amendments pertinent to Regulation S-X in this report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and notes to the financial statements.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at May 31, 2019, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,478,751	$3,305,857	$36,679	(1)	$136,215
Short-term investments	612	612	—		—

Total assets at fair value	$3,479,363	$3,306,469	$36,679		$136,215

(1)

The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of May 31, 2019, the Company’s PAGP-AAP investment is valued at PAA’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2019.

As of May 31, 2019, the Company had Notes outstanding with aggregate principal amount of $626,000 and 12,680,000 shares of MRP Shares outstanding with a total liquidation value of $317,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $317,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($626,000 aggregate principal amount) and the remaining MRP Shares ($192,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2019, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series AA through CC, EE through GG and II through OO)	$626,000	$643,300
MRP Shares (Series C, H, I, J and K)	$192,000	$191,700
MRP Shares (Series F)	$125,000	$125,750

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2019.

Three Months Ended May 31, 2019	Equity Investments
Balance — February 28, 2019	$116,853
Purchases	49,250
Sales	(32,727)
Transfers out to Level 1 and 2	—
Realized gains (losses)	16,808
Change in unrealized gains (losses), net	(13,969)

Balance — May 31, 2019	$136,215

Net change in unrealized gain (loss) of investments still held at May 31, 2019	$2,839

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Six Months Ended May 31, 2019	Equity Investments
Balance — November 30, 2018	$139,645
Purchases	49,250
Sales	(32,727)
Transfers out to Level 1 and 2	(23,333)
Realized gains (losses)	16,808
Change in unrealized gains (losses), net	(13,428)

Balance — May 31, 2019	$136,215

Net change in unrealized gain (loss) of investments still held at May 31, 2019	$3,380

The purchase of $49,250 relates to the Company’s investments in EQM Midstream Partners, LP Series A Convertible Preferred Units (“EQM Convertible Preferred”) in the second quarter of 2019. Sales of $32,727 relate to the redemption of the Company’s investment in Capital Product Partners L.P. (“CPLP”) Class B Units during the second quarter of 2019. In connection with the redemption of the CPLP Class B Units, the Company realized a gain of $16,808. This realized gain is included on the Company’s Statement of Operations — Net Realized Gains (Losses).

Transfers out of $23,333 for the six months ended May 31, 2019 relate to the Company’s investments in Dominion Midstream Partners, LP, convertible preferred units that were converted to common units during the first quarter of 2019. The Company utilizes the beginning of the reporting period method for determining transfers between levels.

The $13,969 and $13,428 decrease in unrealized gains (net) for the three and six months ended May 31, 2019, respectively, relates to all investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of EQM Midstream Partners, LP (“EQM”) and MPLX LP (“MPLX”). The convertible preferred units are, in the case of MPLX, and will be, in the case of EQM, convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on the credit spread of the partnership’s unsecured notes, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For this security, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of May 31, 2019:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
EQM and MPLX Convertible Preferred Units	$136,215	- Convertible pricing model	- Credit spread - Volatility	3.8% 22.5%	5.5% 30.0%	4.5% 26.0%

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At May 31, 2019, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Midstream Energy Companies(1)	100.0%
Largest single issuer	13.6%
Restricted securities	5.0%

(1)

Comprised of energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company. Upon completion of its merger with KED (see Note 1), the Company and KAFA entered into an amended fee waiver agreement (the “Fee Waiver Agreement”). The Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger between the Company and KED would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the New Fee Waiver Agreement may not be recouped. The New Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The investment management agreement has a current term through March 31, 2020 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2019, the Company paid management fees at an annual rate of 1.369% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

The following table summarizes the Company’s investments in affiliates as of and for the three and six months ended May 31, 2019:

	No of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)			Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Six Months Ended
Plains All American Pipeline, L.P.	8,261	$186,774	$2,974	$5,452	$1,140	$11,041	$(3,728)	$(8,482)
Plains GP Holdings, L.P.	—	—	—	—	—	(350)	—	439
Plains AAP, L.P.	1,622	36,679	584	1,071	—	—	(1,893)	(903)

Total		$223,453	$3,558	$6,523	$1,140	$10,691	$(5,621)	$(8,946)

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)	See Schedule of Investments for investment classifications.

(2)

During the six months ended May 31, 2019, the Company sold 352 units of PAA and 70 units of PAGP. There were no sales of PAGP-AAP and the Company made no purchases of any affiliates during the six months ended May 31, 2019.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment) and the deferred tax liability at May 31, 2019 reflects the lower federal rate of 21%.

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). These limitations are in effect for the Company in fiscal 2019. To the extent certain deductions are limited in any given year, the Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

At May 31, 2019, the components of the Company’s current and deferred tax assets and liabilities are as follows:

Current income tax receivable, net	$8,303

Deferred tax assets:

AMT credit carryforwards	$2,927

Deferred tax liabilities:

Net unrealized gains on investment securities	(303,637)

Total deferred income tax liability, net	$(300,710)

During the six months ended May 31, 2019, the Company paid estimated taxes of $1,500 (net of $199 of federal and state refunds received). At May 31, 2019, the Company had a net current income tax receivable of $8,303. The current tax receivable is comprised of $4,426 of estimated federal refunds (expected receipt in fiscal 2019), $2,927 of estimated refunds related to AMT credit carryforwards (expected receipt in fiscal 2020) and $950 of state overpayments on account.

At May 31, 2019, the Company had alternative minimum tax (“AMT”) credit carryforwards of $2,927. The Tax Reform Bill repealed corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards can be used to offset regular tax liability or will be refundable, subject to certain annual limitations. The Company is no longer subject to corporate AMT and expects to utilize AMT credits to offset regular tax liability and/or file for refunds of these AMT credit carryforwards.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended May 31, 2019	For the Six Months Ended May 31, 2019
Computed federal income tax expense at 21%	$(4,008)	$(30,563)
State income tax benefit (expense), net of federal tax	164	(2,246)
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(55)	(192)

Total income tax expense	$(3,899)	$(33,001)

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the six months ended May 31, 2019, the Company reduced its tax cost basis by $88,730 due to its 2018 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At May 31, 2019, the cost basis of investments for federal income tax purposes was $2,153,155. The cost basis for federal income tax purposes is $744,163 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2019, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,403,936
Gross unrealized depreciation of investments (including options, if any)	(77,729)

Net unrealized appreciation of investments before foreign currency related translations	1,326,207
Unrealized depreciation on foreign currency related translations	(2)

Net unrealized appreciation of investments	$1,326,205

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2019, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)

Plains GP Holdings, L.P. —
Plains AAP, L.P.	(2)	(3)	1,622	$5,934	$36,679	$22.61	1.8%	1.1%
Level 3 Investments(4)

EQM Midstream Partners, LP
Convertible Preferred Units	4/10/19	(5)	1,025	$49,250	$54,593	$53.25	2.6%	1.6%
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	81,622	36.19	3.9	2.3

Total				$121,467	$136,215		6.5%	3.9%

Total of all restricted securities				$127,401	$172,894		8.3%	5.0%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of May 31, 2019, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As of May 31, 2019, the Company held no derivative instruments, and during the six months ended May 31, 2019, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

9.	Investment Transactions

For the six months ended May 31, 2019, the Company purchased and sold securities in the amounts of $443,766 and $497,711 (excluding short-term investments and options, if any).

10.	Credit Facility and Term Loan

On February 8, 2019, the Company amended and extended its unsecured revolving credit facility (the “Credit Facility”) that was scheduled to mature on February 15, 2019. The Credit Facility has a 364-day term, maturing on February 7, 2020 and a total commitment amount of $300,000. The interest rate on outstanding

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. In connection with the renewal and increase in size of the Credit Facility by $150,000, the Company terminated its existing $150,000 unsecured revolving term loan facility that was scheduled to mature on February 18, 2019.

For the six months ended May 31, 2019, the average amount of borrowings outstanding under the Credit Facility was $30,016 with a weighted average interest rate of 3.78%. As of May 31, 2019, the Company had $80,000 outstanding under the Credit Facility with a weighted average interest rate of 3.74%.

The Company has a $60,000 unsecured term loan (the “Term Loan”). The Term Loan matures on August 11, 2021. The interest rate on $30,000 of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30,000 is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed. As of May 31, 2019, $60,000 was borrowed under the Term Loan at a weighted average interest rate of 3.50%. As of May 31, 2019, the Company had $266 of unamortized Term Loan issuance costs.

As of May 31, 2019, the Company was in compliance with all financial and operational covenants required by the Credit Facility and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Notes

At May 31, 2019, the Company had $626,000 aggregate principal amount of Notes outstanding. On April 3, 2019, the Company redeemed $15,000 Series Z Notes (originally scheduled to mature May 3, 2019) at par. On April 16, 2019, the Company repaid $75,000 Series DD Notes (maturity date). The table below sets forth the key terms of each series of Notes outstanding at May 31, 2019.

Series	Principal Outstanding, November 30, 2018	Principal Redeemed	Principal Outstanding, May 31, 2019	Unamortized Issuance Costs	Estimated Fair Value May 31, 2019	Fixed Interest Rate	Maturity Date
Z	$15,000	$15,000	$—	$—	$—	3.39%	5/3/19
AA	15,000	—	15,000	14	15,200	3.56%	5/3/20
BB	35,000	—	35,000	60	35,900	3.77%	5/3/21
CC	76,000	—	76,000	179	79,000	3.95%	5/3/22
DD	75,000	75,000	—	—	—	2.74%	4/16/19
EE	50,000	—	50,000	91	50,700	3.20%	4/16/21
FF	65,000	—	65,000	195	66,900	3.57%	4/16/23
GG	45,000	—	45,000	171	46,700	3.67%	4/16/25
II	30,000	—	30,000	7	30,400	2.88%	7/30/19
JJ	30,000	—	30,000	70	30,600	3.46%	7/30/21
KK	80,000	—	80,000	330	84,100	3.93%	7/30/24
LL	50,000	—	50,000	91	50,300	2.89%	10/29/20
MM	40,000	—	40,000	132	40,700	3.26%	10/29/22
NN	20,000	—	20,000	76	20,400	3.37%	10/29/23
OO	90,000	—	90,000	375	92,400	3.46%	10/29/24

	$716,000	$90,000	$626,000	$1,791	$643,300

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of May 31, 2019, the weighted average interest rate on the outstanding Notes was 3.52%.

As of May 31, 2019, each series of Notes was rated “AAA” by FitchRatings and Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2019, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At May 31, 2019, the Company had 12,680,000 shares of MRP Shares outstanding, with a total liquidation value of $317,000 ($25.00 per share). The table below sets forth the key terms of each series of the MRP Shares at May 31, 2019.

Series	Liquidation Value May 31, 2019	Unamortized Issuance Costs	Estimated Fair Value May 31, 2019	Rate	Mandatory Redemption Date
C	$42,000	$86	$42,600	5.20%	11/9/20
F(1)	125,000	349	125,750	3.50%	4/15/20
H	50,000	209	50,100	4.06%	7/30/21
I	25,000	148	24,900	3.86%	10/29/22
J	50,000	359	49,300	3.36%	11/9/21
K	25,000	25	24,800	3.37%	4/10/20

	$317,000	$1,176	$317,450

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.15 as of May 31, 2019.

Holders of the Series C, H, I, J and K MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of May 31, 2019, each series of MRP Shares was rated “A” by FitchRatings and “A+” by KBRA.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A”. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series C, H, I, J and K	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2019, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At May 31, 2019, the Company had 187,320,000 shares of common stock authorized and 126,337,114 shares outstanding. As of May 31, 2019, KAFA owned 86 shares of the Company. Transactions in common shares for the six months ended May 31, 2019 were as follows:

Shares outstanding at November 30, 2018	126,202,954
Shares issued through reinvestment of distributions	134,160

Shares outstanding at May 31, 2019	126,337,114

14.	Subsequent Events

On June 27, 2019, the Company declared monthly distributions of $0.12 per common share to be paid on July 31, August 30, and September 30 of 2019.

On June 27, 2019, KAFA announced that the Board of Directors of the Company appointed James C. Baker as Chief Executive Officer of KYN. This appointment was part of a succession plan announced earlier this year. Kevin S. McCarthy will continue to serve as Chairman of the Board of Directors for the Company.

On June 28, 2019, the Company paid its previously declared distribution of $0.12 per common share. Of the total distribution of $15,160, pursuant to the Company’s dividend reinvestment plan, $1,202 was reinvested into the Company through open market purchases of common stock.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STOCKHOLDER PROPOSALS

(UNAUDITED)

The Amended and Restated Bylaws currently in effect for the Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The Company anticipates that the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) will be held on or about April 2, 2020, which is advanced by more than 30 days from the anniversary of the 2019 Annual Meeting of Stockholders. Accordingly, it is anticipated that a stockholder nomination or proposal for the Company intended to be considered at the 2020 Annual Meeting must be received by the Secretary of the Company on or after November 4, 2019 and prior to 5:00 p.m. Central Time on December 4, 2019. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2020 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not fewer than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting, or, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials. Accordingly, it is anticipated that a stockholder’s proposal under Rule 14a-8(e) should be received by the Company on or before January 24, 2020 in order to be included in the proxy statement and proxy card for the 2020 Annual Meeting. All nominations and proposals must be in writing.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  Payment history and transaction history

∎  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to www.kaynefunds.com

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are

Who is providing this notice?	KYN

What we do

How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

Provide account information

Buy securities from us or make a wire transfer

∎  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KYN does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KYN does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KYN doesn’t jointly market.

Other important information

None.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP/Midstream Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

The Company’s Board of Directors (the “Board”) on March 27, 2019 approved the continuation of the Company’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) through March 31, 2020.

During the course of each year and in connection with their consideration of the continuation of the Agreement, the Board received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the Company’s performance compares to other registered investment companies that follow investment strategies similar to those of the Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Company or the Adviser.

After receiving and reviewing these materials, the Board, at an in-person meeting called for such purpose (the “Meeting”), discussed the terms of the Agreement. Representatives from the Adviser attended the Meeting and presented additional oral and written information to the Board to assist in its considerations. The Directors who are not parties to the Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

Discussed below are certain of the factors considered by the Board in continuing the Agreement. This discussion is not intended to be all-inclusive. The Board, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Adviser and the Agreement. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the Meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Board, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Board, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Company, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Company, and the continued maintenance and growth of such team despite the decline in the energy sector and an associated reduction in management fees received by the Adviser. The Board, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the prudent use of call options, the responsible handling of the Company’s leverage ratios and distribution determinations through declining and volatile energy markets, and the efforts to maximize returns and to position the Company’s portfolio to grow as those markets recover. The Board, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

negotiating private investments for the Company as well as the Company’s access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The Board, including the Independent Directors, took further note of the Adviser’s prudent and conscientious handling of the reorganization of Kayne Anderson Energy Development Company with and into the Company (the “Reorganization”) and the Adviser’s diligent approach in structuring the Reorganization to best serve the interests of the Company’s stockholders. The Board, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Company in light of their experience as Directors of the Company, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Board, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Board, including the Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser. Based on information provided by the Adviser, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

The Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Company. These data compared the Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of the Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that the Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”), midstream companies and other energy companies, as applicable, and that the Company has generated strong returns for investors over various periods. The Independent Directors noted that in addition to the information received for the Meeting, the Independent Directors also receive detailed performance information for the Company at each regular meeting of the Board during the year. The Independent Directors considered the investment performance of one other closed-end investment company managed by the Adviser, but noted that it is not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered the Company’s management fee under the Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also considered the greater risks and burdens associated with managing the Company compared to private funds and separate accounts. The Adviser’s successful handling of past and recent market downturns and management of related leverage and distribution challenges, the administrative burden resulting from the Company’s tax complexities, the Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy sector, and the Adviser’s track record for successful pricing and timing strategies related to capital raising for the Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee rate. The Independent Directors also discussed and are comfortable with the different contractual fee rates for the Company and one other

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE

(UNAUDITED)

closed-end company managed by the Adviser given differences in strategies and investments, and the relatively stronger and deeper management expertise and resources of the Adviser. Based on those comparisons, the Independent Directors concluded that the management fee for the Company remains reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Company. In this regard, they noted the Adviser’s efforts to manage operating expenses, including significant declines in operating expenses over various periods since inception. They noted the increase in operating expenses as a percentage of net assets compared to 2015 and took into account the Adviser’s discussion of that increase, including the impact of the decline in the Company’s assets during the market downturn. The Independent Directors also noted that the Adviser had successfully managed to keep the Company’s operating expenses flat compared to 2017. They further noted that the Adviser added professionals to its already robust and high-quality investment team, which also represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Company. They considered the information provided by the Adviser relating to the Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012 with respect to the Company, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints that became effective December 11, 2014 and then further lowered those breakpoint levels in connection with the Reorganization effective August 6, 2018. The Independent Directors noted that the lower breakpoints would result in further reduction in the effective average fee rate as the Company grows. The Independent Directors considered that the completed Reorganization would enable the Company to leverage greater economies of scale. The Independent Directors also considered the Adviser’s commitment to retaining and growing its professional staff devoted to the Funds in a competitive environment for investment and compliance professionals, and in light of reduced management revenues from weaker energy markets. The Independent Directors concluded that the fee structure for the Company is reasonable in view of the information provided by the Adviser, including the breakpoints in place for the Company, which represent a sharing of the economies of scale that would result from substantial future growth of the Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Company in order to remain comfortable with the fee structure after any applicable future economies of scale.

Conclusion

Based on the review of the Board, including its consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Company and its stockholders received reasonable value in return for the management fees and other amounts paid to the Adviser by the Company under the Agreement, that stockholders could expect to receive reasonable value in return for the management fees and other amounts proposed to be paid to the Adviser by the Company under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Company.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, www.kaynefunds.com; and

•	on the SEC’s website, www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at www.sec.gov. The Company also makes its Form N-Q and Form N-30B-2 available on its website at www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 27, 2019, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 15, 2019 (the “Record Date”), the Company had 126,337,114 outstanding shares of common stock and 12,680,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 123,669,142 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)

The election of Anne K. Costin, Albert L. Richey and James C. Baker as directors, each to serve for a term of three years until the Company’s 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

(a)

The election of Ms. Costin required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 118,006,933 shares were cast in favor, 3,544,025 shares were cast against, 1,456,307 withheld authority, and there were 661,877 broker non-votes in the election of Ms. Costin.

(b)

The election of Ms. Richey required the affirmative vote of the holders of a majority of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 117,878,466 shares were cast in favor, 3,607,902 shares were cast against, 1,520,897 withheld authority, and there were 661,877 broker non-votes in the election of Mr. Richey.

(c)

The election of Mr. Baker required the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 10,741,054 shares were cast in favor, 180,315 shares were cast against, and 678,323 withheld authority in the election of Mr. Baker.

As a result of the vote on this matter Ms. Costin, Mr. Richey and Mr. Baker were each elected to serve as director of the Company for a three-year term.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of the vote on this proposal, abstentions and broker non-votes were not counted as votes cast and had no effect on the result of the vote.

On this matter, 119,856,795 shares were cast in favor, 2,632,131 shares were cast against, 1,180,216 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors

James C. Baker	Director, President and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr.	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer, Treasurer and Assistant Secretary

Jarvis V. Hollingsworth	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Senior Vice President

A. Colby Parker	Assistant Treasurer

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the KYN Semi-Annual Report for the six months ended May 31, 2019 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased		(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
December 1-31, 2018	—		$—	—	Not applicable.
January 1-31, 2019	86,529	*	$15.57	—	Not applicable.
February 1-28, 2019	87,112	*	$15.46	—	Not applicable.
March 1-31, 2019	76,439	*	$16.13	—	Not applicable.
April 1-30, 2019	88,888	*	$15.75	—	Not applicable.
May 1-31, 2019	79,716	*	$15.03	—	Not applicable.

Total	418,684	*	$15.59	—	—

*	Specified shares were purchased in the open market pursuant to the terms of the Registrant’s Automatic Dividend Reinvestment Plan, adopted September 27, 2004, and last amended March 12, 2009.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of the filing date of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

Date: July 29, 2019	By:	/s/ JAMES C. BAKER
James C. Baker
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 29, 2019	By:	/s/ JAMES C. BAKER
James C. Baker
Director, President and Chief Executive Officer

Date: July 29, 2019	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.